CONMED CORPORATION
LIMITED POWER OF ATTORNEY FOR SECTION 16 AND RULE 144 FILINGS AND LOCK? UP
AGREEMENTS
..	Know all by these presents, that the undersigned hereby constitutes and appoints each of the following attorneys of CONMED Corporation (the "Company"):
Hollie Foust, Executive Vice President and General Counsel; Thomas Fistek,
Chief Counsel; Amber Straub, Counsel, Operations; Johonna Pelletier, Treasurer
and Vice President Tax; Kim Lockwood, Director Financial Reporting; Julie Hall,
Manager Legal Operations d	ESG; Celeste Templeton, Manager Compensation, and
Michele Caiola, Paralegal, as the undersigned's true and lawful
attorney-in-fact to: 1.	execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer or director or both of the Company, Forms
3, 4 and 5 (and any amendments thereto) in accordance With Section 16(a) of the
Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the "Exchange Act"),, and any Form 144 under the
Securities Act of 1933, as amended, as well as any Lock-Up Agreements; 2.	do
and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, 5, Form 144
Notice or Lock-Up Agreements, complete and execute any amendments thereto, and timely file such form, with all amendments, supplements and exhibits thereto, with the Securities and Exchange Commission and any securities exchange or
similar authority; 3.	seek or obtain, as the undersigned's representative and
on the undersigned's behalf, information on transactions in the Company's securities from any third party, including but not limited to brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to each of the undersigned's attorneys-in-fact appointed by this Limited Power of Attorney and approves and
ratifies any such release of information; and 4.	take any other action in
connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by or for, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of
Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact may approve in such attorney-in-fact's discretion. The undersigned hereby grants to each such attorney-in-fact, acting individually, full power and authority to do and perform any and every act and thing whatsoever required, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request and on the behalf of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with, or any liability for the failure to comply with, any provision of Section 16 of the Exchange Act. {HS232643.1} This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms
3, 4, 5 and 144 and Lock-Up Agreements with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact. IN WITNESS WHEREOF, the undersigned has executed the Limited Power of Attorney as of this 27 day of January 2025 2025 Signed and acknowledged Andrew James Moller ACKNOWLEDGEMENT STATE OF Ohio COUNTY OF Wayne
	On January 27, 2025, before me, the undersigned, personally appeared Andrew
James Moller personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her, signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed
the instrument. 				Lindsey Heather Evans 				Notary Public State of Ohio
				My Commission Expires 				August 31, 2027